SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	June 16, 2003

PHOENIX FOOTWEAR GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)

0-774	15-0327010

(Commission File Number)	(IRS Employer Identification No.)

5759 Fleet Street, Suite 220, Carlsbad, California	92008

(Address of Principal Executive Offices)	(Zip Code)

(760) 602-9688 (Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

               Item 5. Other Events

               Item 7. Financial Statements and Exhibits

SIGNATURES

EXHIBIT	99.1	Press Release
	99.2	Press Release

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

     On June 16, 2003 the Company issued a press release updating the effect of the dissenting stockholders lawsuit ruling. A copy of the press release is set forth at Exhibit 99.1.

     On June 16, 2003 the Company issued a press release announcing the issuing of a definitive merger agreement with the H.S. Trask & Co. A copy of the press release is set forth at Exhibit 99.2.

Item 7. Financial Statements and Exhibits.

Exhibit 99.1 Press Release, June 16, 2003. Exhibit 99.2 Press Release, June 16, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX FOOTWEAR GROUP, INC.

Date: June 16, 2003	By:	/s/ James R. Riedman

James R. Riedman Chairman and CEO